UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                ________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           July 19, 2008                                        000-30651
           -------------                                        ---------
          Date of Report                                 Commission File Number
 (Date of earliest event reported)


                            INDUSTRIAL MINERALS, INC
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                              11-3763974
          --------                                              ----------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)


                            2904 South Sheridan Way,
                  Suite #100, Oakville, Ontario, Canada L6J 7L7
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (905)-829-0220
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.


     On July 9, 2008, William Booth resigned as a Director of Industrial Minerals, Inc. (the "Company) and said resignation was accepted by the Board on July 19, 2008 at its next meeting. There were no disagreements between Mr. Booth and the Company as to the Company's operations or policies or procedures.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INDUSTRIAL MINERALS, INC.


Date: Aug 4, 2008                           By:  /s/ Robert Dinning
                                                 -----------------------------
                                                 Name:  Robert Dinning
                                                 Title: Chief Financial Officer










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